                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                TRUST SHARES
                                NO LOAD CALCULATIONS
                                EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/26/97 TO 05/31/97   ):
                        (   1,016.1 /1,000) - 1 =       1.61%
  YEAR TO DATE:         (  02/26/97 TO 05/31/97   ):
                        (   1,016.1 /1,000) - 1 =       1.61%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,062.8 /1,000) - 1 =       6.28%

                        THE ARCH FUND, INC.
                        EXHIBIT 16
                        TOTAL RETURN
                        INSTITUTIONAL SHARES
                        NO LOAD CALCULATIONS
                        EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/26/97 TO 05/31/97   ):
                        (   1,016.1 /1,000) - 1 =       1.61%
  YEAR TO DATE:         (  02/26/97 TO 05/31/97   ):
                        (   1,016.1 /1,000) - 1 =       1.61%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,062.8 /1,000) - 1 =       6.28%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR A SHARES
                                NO LOAD CALCULATIONS
                                EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/26/97 TO 05/31/97   ):
                        (   1,015.8 /1,000) - 1 =       1.58%
  YEAR TO DATE:         (  02/26/97 TO 05/31/97   ):
                        (   1,015.8 /1,000) - 1 =       1.58%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,062.5 /1,000) - 1 =       6.25%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR A SHARES
                                LOAD CALCULATIONS
                                EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/26/97 TO 05/31/97   ):
                        (     970.2 /1,000) - 1 =      -2.98%
  YEAR TO DATE:         (  02/26/97 TO 05/31/97   ):
                        (     970.2 /1,000) - 1 =      -2.98%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,014.7 /1,000) - 1 =       1.47%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR B SHARES
                                CDSC CALCULATIONS
                                EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH CDSC OF:        5.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/10/97 TO 05/31/97   ):
                        (     964.3 /1,000) - 1 =       -3.57%
  YEAR TO DATE:         (  02/10/97 TO 05/31/97   ):
                        (     964.3 /1,000) - 1 =       -3.57%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,011.9 /1,000) - 1 =        1.19%

                                THE ARCH FUND, INC.
                                EXHIBIT 16
                                TOTAL RETURN
                                INVESTOR B SHARES
                                NO CDSC CALCULATIONS
                                EQUITY INCOME FUND


AGGREGATE TOTAL RETURN
WITH CDSC OF:        0.00%
--------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD

                P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION:      (  02/26/97 TO 05/31/97   ):
                        (   1,014.3 /1,000) - 1 =       1.43%
  YEAR TO DATE:         (  02/26/97 TO 05/31/97   ):
                        (   1,014.3 /1,000) - 1 =       1.43%
  MONTHLY:              (  05/01/97 TO 05/31/97   ):
                        (   1,061.9 /1,000) - 1 =       6.19%